UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CABALETTA BIO, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Cabaletta Bio, Inc. Meeting To Be Held On June 9, 2026 For Stockholders of record as of April 20, 2026 Annual Meeting of Stockholders To order paper materials, use one of the Tuesday, June 9, 2026 9:00 AM, Eastern Time Annual Meeting to be held live via the internet—please visit www.proxydocs.com/CABA for following methods. more details You must pre-register to attend the meeting online at www.proxydocs.com/CABA Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/CABA directions to attend the meeting go to www.proxydocs.com/CABA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the Internet. 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your If you want to receive a paper or e-mail copy of the proxy material, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 29, 2026. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Cabaletta Bio, Inc. Annual Meeting of Stockholders The Board of Directors Recommends a Vote FOR the director nominees listed in Proposal 1 and FOR Proposal 2, 3, 4, 5 and 6. PROPOSAL 1. To elect two class I directors to our board of directors, to serve until the 2029 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. 1.01 Scott Brun, M.D. 1.02 Shawn Tomasello, MBA 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve an amendment to the Cabaletta Bio, Inc. 2019 Stock Option and Incentive Plan. 4. To approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 600,000,000. 5. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. 6. To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 3 and Proposal 4. NOTE: To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.